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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 to register 475,800 common shares of our report dated March 28, 2000, except as to Note 15, for which the date is June 26, 2000, relating to the financial statements, which appears in the Form S-1 (File No. 333-33558) of Variagenics, Inc.



/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
July 20, 2000